Exhibit 99.6

DAVID JASINOVER, on behalf of himself        )   IN THE CIRCUIT COURT
and all others similarly situated,           )
                                             )   FOR
                             Plaintiff(s),   )
                                             )   HOWARD COUNTY
        vs.                                  )
                                             )
The ROUSE COMPANY,                           )
A Maryland Corporation,                      )   Case No. 13c-04-59594
10275 Little Patuxent Parkway                )
Columbia, Maryland 21044                     )
                                             )
Serve on Resident Agent                      )
CSC Lawyers Incorporating Service Co.        )
11 East Chase Street                         )
Baltimore, MD 21202                          )
                                             )
GENERAL GROWTH PROPERTIES, INC.              )
110 North Wacker Drive                       )
Chicago, IL 60606                            )
                                             )
ANTHONY W. DEERING,                          )
c/o THE ROUSE COMPANY                        )
10275 Little Patuxent Parkway                )
Columbia, Maryland 21044                     )
                                             )
PLATT W. DAVID, III,                         )
c/o THE ROUSE COMPANY                        )
10275 Little Patuxent Parkway                )
Columbia, Maryland 21044                     )
                                             )
DAVID H. BENSON,                             )
c/o THE ROUSE COMPANY                        )
10275 Little Patuxent Parkway                )
Columbia, Maryland 21044                     )
                                             )
JOHN G. SCHREIBER                            )
c/o THE ROUSE COMPANY                        )
10275 Little Patuxent Parkway                )
Columbia, Maryland 21044                     )
                                             )
BERT N. MITCHELL                             )
c/o THE ROUSE COMPANY                        )
10275 Little Patuxent Parkway                )
Columbia, Maryland 21044                     )
                                             )
JEREMIAH E. CASEY                            )
c/o THE ROUSE COMPANY                        )
10275 Little Patuxent Parkway                )
Columbia, Maryland 21044                     )
                                             )
ROGER W. SCHIPKE                             )
c/o THE ROUSE COMPANY                        )
10275 Little Patuxent Parkway                )
Columbia, Maryland 21044                     )
                                             )
ROHIT M. DESAI                               )
c/o THE ROUSE COMPANY                        )
10275 Little Patuxent Parkway                )
Columbia, Maryland 21044                     )
                                             )
BRUCE W. DUNCAN                              )
c/o THE ROUSE COMPANY                        )
10275 Little Patuxent Parkway                )
Columbia, Maryland 21044                     )
                                             )
JUANITA T. JAMES                             )
c/o THE ROUSE COMPANY                        )
10275 Little Patuxent Parkway                )
Columbia, Maryland 21044                     )
                                             )
Defendant(s)                                 )

              MOTION FOR EXPEDITED DISCOVERY AND PROCEEDINGS
                  AND MEMORANDUM OF LAW IN SUPPORT THEREOF
                  ----------------------------------------

1. INTRODUCTION

     By this motion, Plaintiff David Jasinover ("Plaintiff") seeks an order permitting him to conduct limited expedited discovery. Plaintiff seeks this limited expedited discovery in connection with his contemporaneously-filed motion for preliminary injunction that seeks to enjoin consummation of the proposed acquisition of The Rouse Company ("Rouse" or the "Company") for $67.50 per share by General Growth Properties, Inc. ("GGP") first announced on August 20, 2004 (the "Proposed Acquisition"). Defendants are attempting to consummate and execute the Proposed Acquisition in violation of their fiduciary duties to the Rouse shareholders by, inter alia, failing to disclose all material information to Rouse's public shareholders and failing to take the required steps to maximize shareholder value.

     In connection with the Proposed Acquisition, defendants publicly filed and disseminated to Rouse shareholders a Definitive Proxy Statement on
Schedule 14D-9 (the "Proxy") urging Plaintiff and other members of the class to vote their shares in favor of the Proposed Acquisition, and to cashout their increasingly valuable Rouse shares. The Proxy suffers from numerous material deficiencies, including, most importantly, the omission of any meaningful explanation of why defendants failed to permit other interested parties from making an offer for the Company. The Proxy also fails to disclose material information concerning the fairness opinions defendants received from two financial advisors upon which defendants purportedly relied in approving the Proposed Acquisition. Without this and other materially misrepresented and/or omitted information, Rouse shareholders cannot make a fully-informed decision whether the price being offered by GGP is fair and thus, whether they should vote in favor of the Proposed Acquisition. Accordingly, plaintiff seeks limited expedited discovery in connection with his efforts to enjoin the Proposed Acquisition until defendants correct the material non-disclosures in the Proxy.

     Maryland Rule 2-401(b) specifically permits courts to order that discovery be completed by a specified date or time. That is to say that the Court has the authority to shorten the normal time for responding to discovery. In addition, although Maryland Rule 2-411 generally requires an answer to be filed by a defendant prior to one's entitlement to take depositions, the Rule further permits the Court to grant a party leave to take depositions at an earlier time.

     Here, good cause exists for expediting discovery due to exigent circumstances created by defendants by virtue of their attempt to consummate the Proposed Acquisition on an accelerated schedule. Indeed, the window between when defendants filed the misleading Proxy and mailed it to the Rouse shareholders (October 12, 2004), and the date of the special meeting of the Rouse shareholders to vote on the Proposed Transaction (November 9, 2004) is an extremely narrow one. Accordingly, time is of the essence as the Proposed Acquisition will be consummated long before plaintiff would be able to obtain discovery through the normal course of litigation.(1) Delaware courts, which have substantial experience in dealing with challenges to corporate acquisitions like this one, routinely grant expedited discovery to afford the parties the opportunity to present as complete a record as possible to the trial court at the time of a preliminary injunction hearing. In re Int'l Jensen S'holders Litig., No. 14992,1996 Del. Ch. LEXIS 77, at * 1-2 (Del. Ch. July 16,1996); see also
Harmony Mill Ltd. P'Ship v. Magness, No. 7463, 1984 Del. Ch. LEXIS 419, at *3-*5 (Del. Ch. Feb. 14, 1984).(2)

     In sum, good cause exists for expedited discovery here, including granting leave to take a limited number of depositions, because, as detailed more fully below, defendants, in violation of their fiduciary duties, have urged Rouse shareholders to vote in favor of the Proposed

-------------------------

(1) Indeed, pursuant to the Maryland Rules, plaintiff cannot even begin to take depositions until defendants have answered the complaint, and defendants' responses to Plaintiff's outstanding document requests are not due until November 17, 2004.

(2) Although Rouse is incorporated in Maryland, there is scant case law in Maryland on many issues concerning mergers and acquisitions, including whether expedited discovery should be granted in connection with attempts to consummate mergers. Accordingly, as courts throughout the country have found, the law of the State of Delaware is highly instructive in this regard, where cases of this sort are routinely litigated. Hudson v. Prime Retail, Inc., No. 24-C-03-5806, 2004 WL 1982383, at *13 (Md. Cir. Ct.,
Baltimore City Apr. 1, 2004) ("Because of the paucity of Maryland law on the subject of [director fiduciary duties], the parties direct the Court's attention to Delaware's well-developed corporate law, so the Court will rely primarily on that body of law ....");  see also Coggins v. New England
Patriots Football Club, Inc., 397 Mass. 525, 532 n.10, 492 N.E.2d 1112 (Mass. 1986); Bayberry Assocs. v. R. Lewis Jones, 1988 Tenn. App. LEXIS 718, at * 14 n.8 (1988) (citing Perl v. IU Int'1 Corp., 607 P.2d 1036, 1046
(Haw. 1980)).

Acquisition without disclosing all material information in order to create the false appearance that the Proposed Acquisition is fair. The limited expedited discovery sought will enable Plaintiff to present the Court with as complete a factual record as possible in support of his motion for preliminary injunction filed contemporaneously herewith. The discovery plaintiff seeks is narrowly tailored and directly concerns the fairness of the Proposed Acquisition and the materially misleading and omitted information in the Proxy. Accordingly, Plaintiff respectfully requests that this Court grant Plaintiff leave to take discovery on an expedited basis pursuant to the schedule set forth herein.

     Finally, plaintiff requests that the Court establish a hearing date for Plaintiff's motion for preliminary injunction prior to the shareholder meeting (November 9, 2004).

II. RELEVANT FACTUAL SUMMARY

     Rouse, a publicly traded corporation organized under the laws of Maryland, is a real estate company primarily engaged in the acquisition, development and management of retail centers, office buildings, mixed use projects and other commercial properties across the United States.

     On August 20, 2004, defendants announced that GGP would acquire Rouse for $67.50 per share through a merger. On October 12, 2004, defendants filed with the SEC and disseminated to Rouse shareholders the Proxy urging Rouse's public shareholders to vote their shares in favor of the Proposed Acquisition. The Proxy also purports to explain certain background facts concerning the Proposed Acquisition, including what steps defendants took to ensure that they maximized shareholder value, as they are duty-bound to do under well-established Maryland law.(3)

     Unfortunately, the Proxy raises more questions than it answers. For instance, defendants do not explain a multitude of facts concerning why defendants inhibited the maximization of

-------------------------

(3) Notably, the special shareholder meeting is scheduled to take place on November 9, 2004 - exactly four weeks from the filing of the Proxy, leaving Plaintiff virtually no time to ensure full disclosure through this litigation.

shareholder value by: (a) failing to invite an interested party to participate in the bidding process; and (b) failing to extend -- by a mere day or two -- the deadline for submission of final bids to enable two other interested parties to make an offer for the Company. In addition, defendants do not explain why they took the extraordinary and highly unusual step of engaging two different financial advisors, Deutsche Bank and Goldman Sachs (collectively, the "Financial Advisors") at a cost of $25.2 million to opine upon the fairness of the Proposed Acquisition. More importantly, while each of the Financial Advisors issued a written fairness opinion to the Rouse Board of Directors (the "Board"), the Proxy does not contain the detail necessary to enable a shareholder to ascertain the fairness of the Proposed Acquisition for themselves, without having to rely on defendants to tell them that it's fair.(4)

     This information is vital to each shareholder's determination of whether the price being offered is fair, especially in light of defendants' failure to permit other interested parties to play on a level playing field with GGP in connection with the bidding process. Accordingly, as set forth herein, the failure to disclose this material information precludes Rouse shareholders from making a fully-informed decision whether to vote their shares in favor of the Proposed Acquisition and, as such, serves as appropriate grounds to grant Plaintiff leave to conduct expedited discovery and, ultimately, to enjoin the Proposed Acquisition.

-------------------------

(4) A more detailed summary of the nondisclosures of material information in the Proxy is laid out for the Court in the motion for preliminary injunction.

III. ARGUMENT

     A. LIMITED EXPEDITED DISCOVERY IS NECESSARY AND APPROPRIATE UNDER THESE CIRCUMSTANCES

     Plaintiff seeks limited expedited discovery in order to present as complete a factual record as possible in support of his efforts to seek injunctive relief to protect Rouse's public shareholders from being completely divested of their equity interests in the Company's stock without full disclosure of all material information. To prevent this irreparable injury, Plaintiff has sought to temporarily restrain and enjoin the November 9, 2004 shareholder vote to require defendants to disclose to Plaintiff and the Class all material information in connection with the Proposed Acquisition. Due to the glaring disclosure deficiencies in the Proxy, the self-evident nature of defendants' failure to take the necessary steps to maximize shareholder value, and the constricted time-frame before the vote on November 9, 2004, this action represents exactly the type of situation where expedited discovery is appropriate pursuant to both Maryland and seminal Delaware law.

     B.   LEAVE SHOULD BE GRANTED TO PERMIT EXPEDITED DISCOVERY

     The Maryland Rules specifically allow for expedited discovery. For instance, despite the Rules' general requirement that an answer be filed prior to the taking of depositions, Rule 2-411 also expressly permits the Court to grant a party leave to take depositions at an earlier time. Similarly, Rule 2-401(b), states, in pertinent part, that with respect to discovery in general, courts may order that discovery be completed by a specified date or time, notwithstanding the time frames specified in the Rule.

     Here,  the  meeting  of the  shareholders  to  vote  on  the  Proposed
Acquisition is currently scheduled to take place on November 9, 2004. However, defendants' responses to Plaintiff's outstanding document requests are not due until November 17, 2004, and Rule 2-411 generally prohibits the taking of depositions prior to the filing of a responsive pleading, which is not due until November 2, 2004 for the members of the Board and November 13, 2004 for the Company, pursuant to extensions agreed-to by Plaintiff. Accordingly, because the challenged transaction will be completed before Plaintiff can obtain discovery through the normal course of litigation, good cause exists for the Court to grant Plaintiff leave to take expedited discovery. Under these exigent circumstances, the only possible way Plaintiff and the other Rouse shareholders can: (a) make a sufficient evidentiary record to present to the Court demonstrating the necessity of a preliminary injunction, and (b) ensure that all material information is disclosed to them, is if the Court grants plaintiff the right to seek discovery on an expedited basis.

     Instructively, Delaware Chancery Courts, which deal regularly with issues involving corporate acquisitions, routinely permit expedited discovery in actions like this one challenging a corporate acquisition. "A party's request to schedule an application for a preliminary injunction, and to expedite the discovery related thereto, is normally routinely granted. Exceptions to that norm are rare." Int'1 Jensen, 1996 Del. Ch. LEXIS 77, at *1-2; see also Harmony Mill, 1984 Del. Ch. LEXIS 419, at *3-5. As the Chancery Court aptly stated in American Stores Co. v. Lucky Stores, Inc,, No. 9766, 1998 WL 909330, at *2 (Del. Ch. Apr. 13,1998):

          The presence of a transaction of some sort, a shareholders meeting, the closing of a tender offer or the closing of some structural transaction (a recapitalization, sale of substantial assets, etc.), is typically the reason in such cases to permit expedited discovery. Here I am satisfied that there is legitimate need for expedited discovery and will therefore order that plaintiff may institute any discovery now contemplated by our rules.

As the Delaware Supreme Court has observed, "Delaware courts are always receptive to expediting any type of litigation in the interests of affording justice to the parties." Box v. Box, 697 A.2d 395, 399 (Del.
1997).

     Indeed, a case, such as this, where the Plaintiff seeks a preliminary injunction, presents the paradigm for expedited proceedings. As the Delaware Chancery Court has observed: "[T]o deny the Plaintiffs the right to discovery at this time would be, in effect, TO DENY THEM THEIR RIGHT TO SEEK A PRELIMINARY INJUNCTION." Weinberger v. Amstar Corp., No. 7322, 1984 WL 19474 at *1 (Del. Ch. Jan. 16, 1984) (emphasis added).(5)

     Under Delaware law,

          [i]n determining whether to grant a request for expedited proceedings, the Plaintiff must demonstrate a "sufficiently colorable claim and show a sufficient possibility of a threatened irreparable injury" to justify the costs involved.

Morton v. American Mktg. Indus. Holdings, No. 14550,1995 WL 1791090, at *2 (Del. Ch Oct. 5, 1995) (citations omitted).

As set forth herein, in light of the material nondisclosures in the Proxy, and the failure of the Board to take the necessary steps to ensure that shareholder value was maximized, Plaintiff has easily satisfied this standard. Specifically, Plaintiff's need for limited expedited discovery is directly related to his motion for injunctive relief concerning the Proposed Acquisition. In circumstances involving corporate acquisition, such as here, the pace of normal pre-trial discovery in Maryland will clearly prejudice the party seeking injunctive relief because, by the time the evidence is produced

-------------------------

(5) Likewise, numerous federal courts similarly permit expedited discovery in these circumstances. See Horizon Corp. v. Anselmi, 483 F. Supp. 653, 655 (D.D.C. 1980) (expedited discovery used where preliminary injunction was sought to enjoin defendants from soliciting proxies from stockholders); Mesa Petroleum Co. v. Aztec Oil & Gas Co., 406 F. Supp. 910, 917 (N.D. Tex.
1976) (in a case concerning a corporate acquisition offer, the court ordered that an expedited discovery program be adopted); Grimes v. Vitalink Communications Corp., 17 F.3d 1553,1555 (3d Cir. 1994) (expedited discovery used in suit concerning allegations that the defendants breached their fiduciary duties in approving a merger); Ronson Corp, v. Liquifin Aktiengesellschaft, 483 F.2d 846, 848 (3d Cir. 1973) (district court directed expedited discovery in a case involving allegations that defendants made misrepresentations and omissions in connection with a tender offer); Quest Communications Int'1 Inc. v. Worldquest Networks, Inc., 213 F.R.D. 418, 419 (D. Colo. 2003) (holding that a party may satisfy the "good cause" standard to expedite discovery where the party seeks a preliminary injunction); McData Corp. v. Brocade Communications Sys., 233
F. Supp. 2d 1315, 1316 (D. Colo. 2002) (recognizing that the court had previously ordered expedited discovery to enable the court to rule on the plaintiff's motion for preliminary injunction).

and evaluated, challenged acts or transactions may be completed. Indeed, courts have voiced a "strong preference" for enjoining a merger prior to it being consummated, rather than trying to "unscramble the eggs" after a merger is approved. In re Lukens Inc. S'holders Litig., 757 A.2d 720, 7288 (Del.Ch. 1999). Accordingly, expedited discovery is not only appropriate under these circumstances, but necessary.

     C.   DEFENDANTS ARE  BREACHING  THEIR  FIDUCIARY   DUTIES  TO  ROUSE'S
          SHAREHOLDERS

     The need for expedited discovery is magnified here by defendants' breaches of fiduciary duty in connection with the Proposed Acquisition and in particular, their breach of the duty of candor and full disclosure. See, e.g., Malone v. Brincat, 722 A.2d 5,11 (Del. 1998) ("The duty of directors to observe proper disclosure requirements derives from the combination of the fiduciary duties of care, loyalty and good faith"). The full disclosure obligation attaches specifically to proxy statements and any other disclosures in contemplation of stockholder action. Stroud v. Grace, 606 A.2d 75, 85 (Del. 1992). In connection with mergers, "[s]hareholders are entitled to be informed of information in the fiduciaries' possession that is material to the fairness oftheprice." Eisenberg v. Chicago Milwaukee Corp., 537 A.2d 1051, 1059 (Del. Ch. 1987). This obligation is enforced "[w]hen the directors of the... target company communicate with the shareholders, for example, through a Schedule 14D-9," and requires them to, "while complying with their ever-present duties of due care, good faith and loyalty, COMMUNICATE HONESTLY." In re Siliconix Inc., S'holders Litig., No. 18700, 2001 Del. Ch. LEXIS 83, at *36 (June 19, 2001) (emphasis added).

     Accordingly, when shareholders allege that a board has failed to disclose all material information in connection with a proposed merger, the primary inquiry involves the materiality of the alleged omissions. Id. at
84. In TSC Indus. v. Narthway, Inc., 426 U.S. 438 (1976), the U.S. Supreme Court recognized:

     An omitted fact is material if there is a substantial likelihood ... that the disclosure of the omitted fact would have been viewed by the reasonable investor as having significantly altered the "total mix" of information made available.

Id. at 449. Moreover, a fact is material "if there is a substantial likelihood that a reasonable shareholder would consider it important in deciding how to vote." Virginia Bankshares, Inc. v. Sandberg, 501 U.S. 1083, 1090 (1991) (citation omitted). It is not necessary, however, that the omitted information would have actually changed the shareholders' vote. TSC Indus., 426 U.S. at 449. Here, defendants have misrepresented and/or omitted material information in the Proposed Acquisition which, as set forth herein, will prevent Rouse shareholders from making a fully-informed decision as to whether to vote their shares in favor of the Proposed Acquisition.

     FIRST, as explained in more detail in the motion for preliminary injunction, defendants established a bidding process that improperly ensured that GGP would be the prevailing bidder for Rouse. In so doing, defendants have failed to disclose the following items of material information:

     o why the Rouse Board improperly ceded all control over the bidding process to the Company's chairman, CEO and president, Anthony W. Deering ("Deering"), and permitted Deering to ensure that his favored bidder, GGP, won the bidding war with another interested party (referred to as "Company B" in the Proxy);

     o why the Board did not permit Company B to have additional time to make a firm offer for the Company (A MERE ONE DAY), when such an offer may have provided more value for the Rouse shareholders; and

     o why ANOTHER INTERESTED PARTY (referred to as "Company A" in the Proxy) was not even invited to participate in the bidding process.

     In light of the fact that this information goes directly to the heart of whether the Rouse Board upheld their fiduciary obligation to maximize shareholder value, the failure to include this information in the Proxy was a breach of the Board's duty of candor to the shareholders.

     SECOND, defendants have failed to include critical financial information utilized by their TWO financial advisors (6) in their valuation analyses, and Plaintiff is confident that such a failure to disclose will also warrant a temporary halt to the Proposed Acquisition. See, e.g., Weinberger v. UOP, Inc., 457 A.2d 701, 712 (Del. 1983) (reversing dismissal of shareholder complaint on the ground that, inter alia, there was no disclosure of the circumstances surrounding the banker's "fairness opinion"); Erickson v. Centennial Beauregard Cellular, L.L.C., No. 19974, 2003 WL 1878583, at *6 (Del. Ch. Apr. 11, 2003) (denying a motion to dismiss disclosure claims, and commenting that, "no information was provided related to... any...financial information that would permit a stockholder to perform even the most basic financial ratio analysis.
Defendant's disclosures related to the valuation analysis were so sparse that the disclosure of the company's recent or historical financial statements would surely have altered the total mix of information in a significant manner"); Alidina v. Internet.com Corp., No. 17235, 2002 WL 31584292, at *9 (Del. Ch. Nov. 6, 2002) (denying motion to dismiss where "there was no attempt to provide the shareholders with a valuation of [the company], leaving them with no basis, other than [the banker's] own self-serving fairness opinion, to determine whether they were receiving adequate value for their stake in [the company]"). See also In re Pure Resources, Inc. S'holders Litig., 808 A.2d 421, 449 (Del. Ch. 2002) (adopting a "firm statement" that stockholders are entitled to the analyses performed by investment bankers, and noting that the "real informative value" is not the investment advisor's conclusion, but the analyses); In re Staples, Inc. S'holders Litig., 792 A. 2d 934, 958 (Del. Ch. 2001) (although not properly before the court, since additional disclosures had to be provided, defendants "urged" to include management's financial projections in the proxy statement).

-------------------------

(6) Inexplicably, defendants also fail to disclose why they retained two separate financial advisors in this process, at a staggering price of over $25 million.

     In  sum,  without  the  aforementioned  material  information,   Rouse
shareholders cannot make a fully-informed decision whether to vote their shares in favor of the Proposed Acquisition. Accordingly, these disclosure deficiencies warrant the granting of leave to Plaintiff to take expedited discovery pursuant to the schedule proposed below.

IV.     THE LIMITED EXPEDITED DISCOVERY PLAINTIFF SEEKS

     Plaintiff seeks the following limited expedited discovery in order to present the Court with as full a factual record as possible in support of his motion to enjoin the Proposed Acquisition.(7) Furthermore, because the shareholder vote on the Proposed Acquisition is scheduled to take place in less than four weeks, time is of the essence. Given the time constraints in this action, Plaintiff requests that the Court order defendants to produce the limited expedited discovery set forth herein, pursuant to the following schedule:

     Within five (5) business days of an Order granting limited expedited discovery, but not later than October 25, 2004, defendants should produce the following documents from January 1, 2004 (except as otherwise noted) to the present:

          1. Rouse' Board and committee meeting minutes with attachments and materials reviewed at the meetings, insofar as the materials relate to the Proposed Acquisition (or any other offer or merger), employment agreements, stock options, or the potential acquisition of or business combination with GGP or any other possible acquirer of Rouse;

          2. All materials given to or received from any of the Company's financial advisors relating to the Proposed Acquisition or the potential acquisition of or business combination with any other possible acquirer of Rouse;

-------------------------

(7) Although Plaintiff has already served document requests on defendants, he is willing to limit such requests - as set forth herein, in light of the specific purpose of the discovery (to demonstrate the necessity of an injunction) and the time constraints for engaging in expedited discovery. Nevertheless, Plaintiff requests that any discovery ordered by this Court be without prejudice as to his rights to conduct further discovery should it become necessary in the future.

          3. Computer printouts summarizing to date the Rouse executives' and directors' options holdings, options exercised, options vested and not vested, option grant dates, option vesting schedules, and option prices;

          4. All documents concerning any loans from Rouse to any defendant or Rouse executive, including any amendments or extensions to the terms of those loans;

          5.   Monthly  and  quarterly  executive  packages  or  any  other
               document   containing   Rouse's   historical  and  projected
               operations and financial performance;

          6.   All   materials   relied  upon  by  the   defendants  or  in
               their possession concerning: (i) whether the Proposed Acquisition is fair to Rouse's shareholders from a financial point of view; (ii) any potential acquisition of or business combination with GGP or any other entity (including Company A and Company B); and (iii) Rouse's current and future finances;

          7. All communications between defendants, defendants' financial advisors, GGP and/or any other entity expressing interest in acquiring Rouse (including Company A and Company B), and all communications to or from defendants concerning any potential acquisition of or business combination with Rouse or any other entity;

          8. Any employment agreements, severance packages and/or change-in-control agreements (and any amendments thereto since Rouse' last proxy statement) with Rouse or GGP or any related entity concerning defendants or Rouse executives; and

          9. All financial projections, budgets, and plans of future operations concerning Rouse.

     Further, defendants should make the following persons available for deposition between the dates of October 27, 2004 and November 3, 2004;

          1. Defendant Anthony W. Deering, Rouse's Chairman, President and CEO;

          2. Defendant John G. Schreiber, a member of the "three-member working group" of the Rouse Board to whom Deering was to provide status updates on the sale process;

          3. Defendant Rohit M. Desai, a member of the Board's working group;

          4. Defendant Roger W. Schipke, a member of the Board's working group;

          5. The person most knowledgeable of the Company's consideration of strategic alternatives at Goldman Sachs, one of the Board's financial advisors; and

          6. The person most knowledgeable at Deutsche Bank, the other financial advisor to the Board.

     Finally,  Plaintiff  requests  that this Court set a hearing  date for
Plaintiff's   motion  for  temporary   restraining   order  or  preliminary
injunction on or before November 8, 2004.

V. CONCLUSION

     The Board's failure to disclose all material information in connection with the Proposed Acquisition has precluded a fully-informed decision by Rouse shareholders as to whether to vote their shares in favor of the deal. As described above, Plaintiff and Rouse's shareholders will be irreparably harmed if Plaintiff is not granted leave to conduct the limited expedited discovery he seeks so as to create a full and fair record for the Court's consideration of a motion to enjoin the Proposed Acquisition. The discovery sought clearly is not over broad or unduly burdensome, and the documents and witnesses should be readily available. Accordingly, good cause exists for this Court to exercise its discretion to grant Plaintiff leave to conduct discovery in an expedited, but limited manner, and Plaintiff respectfully requests that the Court grant such leave.

                                        RUBIN & RUBIN, CHTD.

                                        /s/ Siobhan R. Keenan
                                        ----------------------------------
                                        Patrick C. Smith
                                        Siobhan R. Keenan
                                        502 Washington Avenue, Suite 200
                                        Towson, MD 21204
                                        (443) 279-9700

                                        Plaintiff's Counsel

Of Counsel:

WECHSLER HARWOOD LLP
488 Madison Avenue
New York, New York 10022
(212) 935-7400

ENTWISTLE & CAPPUCCI LLP
299 Park Avenue
New York, New York 10171
(212) 894-7232

LERACH COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
197 S. Federal Highway, Suite 200
Boca Raton, FL 33232
(561) 750-3000

LERACH COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
401 B Street, Suite 1700
San Diego, CA 92101
(619) 231-1058

                             NOTICE OF SERVICE
                             -----------------

     I HEREBY CERTIFY that on this 18th day of October, 2004, a copy of the foregoing Motion For Expedited Proceedings And Memorandum Of Law In Support Thereof was served upon all defendants, except General Growth Properties, Inc., by faxing a copy and by mailing a copy via U.S. Mail, postage pre-paid to Attorney David Clark, Jr., Piper Rudnick, counsel for the Defendants.

                                                /s/ Siobhan R. Keenan
                                                ---------------------------
                                                Siobhan R. Keenan